Exhibit 10.8
   Seventh Amendment to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership
                         Plan effective January 1, 2004


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                                SEVENTH AMENDMENT
                                       TO
            NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, NBT BANCORP INC. (the "Employer") sponsors and maintains the NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") for the benefit of certain of its employees; and

     WHEREAS, Section 11.1 of the Plan authorizes the Employer to amend the Plan; and

     WHEREAS, the Employer desires to amend the Plan. In all other respects, the Plan shall remain unchanged by this Amendment. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2003.

     NOW THEREFORE, the Plan is amended as follows:

1. Section 3.1 (a), Initial Eligibility to Become a Participant, shall be amended in its entirety as follows:

     (a) Each person who was a Participant in the Plan on December 31, 2003, shall continue to be eligible to participate in the Plan as of January 1, 2004.

          Each other Eligible Employee will become a Participant in the Plan effective as of the first day of the calendar month coincident with or next following (1) the date the employee has attained the age of 21 and (2) is either scheduled to complete 1,000 Hours of Service or has completed 1,000 Hours of Service.

          In addition, an Eligible Employee who is scheduled to work 1,000 hours or more in a calendar year shall be eligible to make Rollover Contributions pursuant to Section 4.11 on the first day of the month coincident with or next following his date of hire.


IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the 26th day of January, 2004.

                    NBT BANCORP INC.

                    B Y: /S/ MICHAEL J. CHEWENS
                         SIGNATURE


                    TITLE: CORPORATE SECRETARY
                    DATE:  1-26-2004


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